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                                                                EXHIBIT NO. (24)










                                POWERS OF ATTORNEY

                                 POWER OF ATTORNEY

              WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                      MARKET VALUE ADJUSTED ANNUITY CONTRACT

   Know all men by these presents that Louis G. Lower, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Market Value Adjusted Annuity and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                  July 18, 1995
                                            ------------------------------
                                            Date




                                                /s/Louis G. Lower, II
                                            ------------------------------
                                            Louis G. Lower, II
                                            Chairman of the Board, CEO
                                            and Director
                                            Glenbrook Life and Annuity Company

                                 POWER OF ATTORNEY

              WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                      MARKET VALUE ADJUSTED ANNUITY CONTRACT

   Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Market Value Adjusted Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                July 24, 1995
                                            -------------------------------
                                            Date




                                                /s/Marla G. Friedman
                                            -------------------------------
                                            Marla G. Friedman
                                            President, COO and Director
                                            Glenbrook Life and Annuity Company

                                 POWER OF ATTORNEY

              WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                      MARKET VALUE ADJUSTED ANNUITY CONTRACT

   Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Louis G. Lower, II, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Market Value Adjusted Annuity and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                July 13, 1995
                                            ------------------------------
                                            Date




                                                /s/Michael J. Velotta
                                            ------------------------------
                                            Michael J. Velotta
                                            Vice President, Secretary
                                             and General Counsel and Director
                                            Glenbrook Life and Annuity Company

                                 POWER OF ATTORNEY

              WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                      MARKET VALUE ADJUSTED ANNUITY CONTRACT

   Know all men by these presents that Myron J. Resnick, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Market Value Adjusted Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                July 13, 1995
                                            ------------------------------
                                            Date




                                                /s/Myron J. Resnick
                                            ------------------------------
                                            Myron J. Resnick
                                            Treasurer
                                            Glenbrook Life and Annuity Company

                                 POWER OF ATTORNEY

              WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                      MARKET VALUE ADJUSTED ANNUITY CONTRACT

   Know all men by these presents that Peter H. Heckman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Market Value Adjusted Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                July 17, 1995
                                            ------------------------------
                                            Date




                                                /s/Peter H. Heckman
                                            ------------------------------
                                            Peter H. Heckman
                                            Vice President, Director
                                            Glenbrook Life and Annuity Company

                                 POWER OF ATTORNEY

              WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                      MARKET VALUE ADJUSTED ANNUITY CONTRACT

   Know all men by these presents that G. Craig Whitehead, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Market Value Adjusted Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                               July 17, 1995
                                           ------------------------------
                                           Date




                                               /s/G. Craig Whitehead
                                           ------------------------------
                                           G. Craig Whitehead
                                           Assistant Vice President and Director
                                           Glenbrook Life and Annuity Company

                                 POWER OF ATTORNEY

              WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                      MARKET VALUE ADJUSTED ANNUITY CONTRACT

   Know all men by these presents that Barry S. Paul, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Market Value Adjusted Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                             July 20, 1995
                                         ------------------------------
                                         Date




                                             /s/Barry S. Paul
                                         ------------------------------
                                         Barry S. Paul
                                         Assistant Vice President and Controller
                                         Glenbrook Life and Annuity Company